KKR & Co. L.P. Reports Second Quarter 2016 Results
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NEW YORK, July 26, 2016 - KKR & Co. L.P. (NYSE: KKR) today reported its second quarter 2016 results.

GAAP net income (loss) attributable to KKR & Co. L.P. common unitholders was $93.9 million and $(236.0) million for the quarter and six months ended June 30, 2016, respectively, compared to $376.3 million and $646.8 million in the comparable periods of 2015. On a diluted basis, net income (loss) per common unit was $0.19 and $(0.53) for the quarter and six months ended June 30, 2016, respectively, compared to $0.78 and $1.35 in the comparable periods of 2015. GAAP KKR & Co. L.P. Capital - Common Unitholder equity was $5.0 billion as of June 30, 2016, or $11.21, per outstanding common unit.

For the quarter ended June 30, 2016, After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $191.2 million and $0.23, respectively, compared to $746.7 million and $0.88 for the quarter ended June 30, 2015. After-tax Distributable Earnings was $507.6 million for the quarter ended June 30, 2016 compared to $465.3 million for the quarter ended June 30, 2015.

For the six months ended June 30, 2016, After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $(361.8) million and $(0.43), respectively, compared to $1,272.6 million and $1.50 for the six months ended June 30, 2015. After-tax Distributable Earnings were $676.3 million for the six months ended June 30, 2016 compared to $952.9 million for the six months ended June 30, 2015.

Quarterly Highlights

•	Monetization activity in Private Markets and Principal Activities drove After-tax Distributable Earnings of $508 million for the second quarter

•
Assets Under Management were $131 billion as of June 30, 2016, up 14% compared to June 30, 2015 as new capital raised exceeded $27 billion over the past twelve months on an organic basis.  Uncalled commitments as of June 30, 2016 were $38 billion, up 48% on a year-over-year basis

•	Book value was $9.1 billion as of June 30, 2016, or $11.33 per outstanding adjusted unit

•	Our regular distribution per common unit of $0.16 was declared for the quarter ended June 30, 2016

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“Operating fundamentals across the firm remain strong,” said Henry R. Kravis and George R. Roberts, Co-Chairmen and Co-Chief Executive Officers of KKR.  “Investment performance, asset growth and capital deployment trends continued while exit activity drove one of the highest Distributable Earnings quarters in our history.”

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Note: Certain financial measures, including economic net income ("ENI"), After-tax ENI, After-tax distributable earnings, book value, adjusted units and outstanding adjusted units, are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Exhibits C and D for a reconciliation of such measures to financial results prepared in accordance with GAAP.

GAAP RESULTS COMMENTARY
Fees and Other
On January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. When an investment fund is consolidated, management fees, fee credits and carried interest earned from consolidated funds are eliminated in consolidation and as such are not recorded in Fees and Other. The economic impact of these management fees, fee credits and carried interests that are eliminated is reflected as an adjustment to noncontrolling interests and has no impact to Net Income Attributable to KKR & Co., L.P. As a result of the de-consolidation of most of our investment funds, the management fees, fee credits and carried interests associated with funds that had previously been consolidated are included in Fees and Other beginning on January 1, 2016 as such amounts are no longer eliminated. We adopted this guidance using the modified retrospective method. As a result, restatement of prior period results is not required and prior periods presented under GAAP have not been impacted.
Fees and Other were $576.8 million for the quarter ended June 30, 2016, compared to $255.9 million for the quarter ended June 30, 2015. The net increase was primarily due to the inclusion of carried interest gains earned from investment funds that are no longer consolidated in the 2016 period and an increase in management fees driven primarily by fees earned from investment funds that are no longer consolidated. These increases were partially offset by an increase in fee credits incurred, driven primarily by fee credits associated with investment funds that are no longer consolidated and a decrease in transaction and monitoring fees in our Private Markets business.
Fees and Other were $739.6 million for the six months ended June 30, 2016, compared to $547.2 million for the six months ended June 30, 2015. The net increase was due to an increase in management fees driven primarily by fees earned from investment funds that are no longer consolidated and the inclusion of carried interest gains earned from investment funds that are no longer consolidated. These increases were partially offset by a decrease in monitoring fees in our Private Markets business and an increase in fee credits incurred, driven primarily by fee credits associated with investment funds that are no longer consolidated.
Expenses
Total expenses were $423.2 million and $731.5 million for the quarter and six months ended June 30, 2016, respectively, compared to $554.2 million and $1,069.2 million in the comparable periods of 2015. The decrease for both periods was primarily due to a decrease in compensation and benefits due to a lower level of carry pool allocations reflecting a lower level of appreciation in the value of our private equity portfolio.
Total Investment Income (Loss)
As indicated above, on January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. Effective with the adoption of ASU 2015-02, investment income earned from our investment funds that had previously been consolidated is not included in the statement of operations.

Total investment income was $125.7 million for the quarter ended June 30, 2016, compared to $3,634.7 million for the quarter ended June 30, 2015. The decrease was primarily attributable to the impact of investment funds that are no longer consolidated in the 2016 period.

Total investment income was $(487.2) million for the six months ended June 30, 2016, compared to $5,817.6 million for the six months ended June 30, 2015. The decrease was primarily attributable to the impact of investment funds that are no longer consolidated in the 2016 period and net unrealized investment losses for the first six months of 2016.

TOTAL REPORTABLE SEGMENTS RESULTS COMMENTARY
Segment Revenues
Total segment revenues were $544.0 million for the quarter ended June 30, 2016, compared to total segment revenues of $1,247.7 million for the quarter ended June 30, 2015. The decrease was principally attributable to net unrealized investment losses and a lower level of carried interest in the current period. The net unrealized investment losses in the second quarter of 2016 includes an increase in value of our energy and credit portfolios during the quarter, but were more than offset by a decrease in value of certain of our publicly held investments, including First Data Corporation. The lower level of carried interest is primarily due to a lower level of net appreciation in KKR’s private equity portfolio in the current period. For the quarter and last twelve months ended June 30, 2016, KKR's private equity portfolio appreciated 4.5% and 6.0%, respectively.
Total segment revenues were $169.4 million for the six months ended June 30, 2016, compared to total segment revenues of $2,210.1 million for the six months ended June 30, 2015. The decrease was principally attributable to net unrealized investment losses and a lower level of carried interest in the current period. The unrealized investment losses for the first six months of 2016 were driven largely by unrealized losses on the reduction in the stock price of First Data Corporation, as well as decreases in the value of KKR's energy and credit portfolios. The lower level of carried interest for the six months ended June 30, 2016 is primarily due to a lower level of net appreciation in KKR’s private equity portfolio in the current period. For the six months ended June 30, 2016, KKR's private equity portfolio appreciated 3.5%.

Economic Net Income
ENI was $248.8 million for the quarter ended June 30, 2016, compared to ENI of $839.9 million for the quarter ended June 30, 2015. ENI was $(258.1) million for the six months ended June 30, 2016, compared to ENI of $1,439.4 million for the six months ended June 30, 2015. The decreases were primarily attributable to lower total segment revenues as described above, partially offset by a decrease in performance income compensation primarily in our Private Markets segment reflecting a lower level of carried interest in the 2016 periods. For the quarter and six months ended June 30, 2016, the reduction in the stock price of First Data Corporation reduced ENI by approximately $180 million and $480 million, respectively.
AUM and FPAUM
AUM was $131.0 billion as of June 30, 2016, an increase of $4.6 billion, compared to AUM of $126.4 billion as of March 31, 2016. The increase was primarily attributable to new capital raised in our private equity, credit and hedge fund businesses and to a lesser extent an increase in the fair value of our private equity portfolio. The increase was partially offset by distributions to limited partners of our private equity funds arising from realizations and distributions and redemptions in our credit and hedge fund solutions businesses.
FPAUM was $94.6 billion as of June 30, 2016, an increase of $0.9 billion, compared to FPAUM of $93.7 billion as of March 31, 2016. The increase was primarily attributable to new capital raised. These increases were partially offset by distributions to limited partners of our private equity funds arising from realizations and distributions and redemptions in our credit and hedge fund solutions business.
DISTRIBUTIONS
A distribution of $0.16 per common unit has been declared, which will be paid on August 19, 2016 to holders of record of common units as of the close of business on August 5, 2016. Under KKR's distribution policy for its common units, KKR intends to make equal quarterly distributions to holders of common units in an amount of $0.16 per common unit per quarter.
On March 17, 2016, KKR issued 13,800,000 units of 6.75% Series A Preferred Units at $25.00 per unit, and on June 20, 2016, KKR issued 6,200,000 units of 6.50% Series B Preferred Units at $25.00 per unit. Distributions on each series of preferred units are payable, when and if declared, quarterly on March 15, June 15, September 15 and December 15 of each year. Distributions on the preferred units are non-cumulative. KKR’s ability to repurchase and declare distributions on its common units is subject to the declaration of distributions on the preferred units.
A distribution of $0.421875 per Series A Preferred Unit has been declared and set aside for payment on September 15, 2016 to holders of record of Series A Preferred Units as of the close of business on September 1, 2016. A distribution of $0.383681 per Series B Preferred Unit has been declared and set aside for payment on September 15, 2016 to holders of record of Series B Preferred Units as of the close of business on September 1, 2016. The first distribution on the Series B Preferred Units is calculated based on the date of the original issuance.
The declaration and payment of any future distributions on preferred or common units are subject to the discretion of the board of directors of the general partner of KKR and the terms of its limited partnership agreement. There can be no assurance that future distributions will be made as intended or at all, that unitholders will receive sufficient distributions to satisfy payment of their tax liabilities as limited partners of KKR or that any particular distribution policy for common units will be maintained.
Since the announcement of our common unit repurchase program on October 27, 2015 through July 20, 2016, KKR has repurchased 30.3 million common units for $439 million. In addition, 3.6 million granted equity awards were cancelled for approximately $57 million to satisfy tax obligations in connection with their vesting. In total, 33.9 million common units have been retired on a fully-diluted basis over this period.
SUPPLEMENTAL INFORMATION
A slide presentation containing supplemental commentary about KKR's financial results for the fiscal quarter ended June 30, 2016 may be accessed through the Investor Center of the KKR website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. The presentation will be referenced on the conference call discussed below.
CONFERENCE CALL
A conference call to discuss KKR's financial results will be held on Tuesday, July 26, 2016 at 10:00 a.m. ET. The conference call may be accessed by dialing (877) 303-2917 (U.S. callers) or +1 (253) 237-1135 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. A replay of the live broadcast will be available on KKR's website or by dialing (855) 859-2056 (U.S. callers) or +1 (404) 537-3406 (non-U.S. callers), pass code 47131296, beginning approximately two hours after the broadcast.
From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. L.P. at http://ir.kkr.com/kkr_ir/kkr_events.cfm. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website.

ABOUT KKR
KKR is a leading global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation at the asset level. KKR invests its own capital alongside its partners' capital and brings opportunities to others through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. L.P. (NYSE: KKR), please visit KKR's website at www.kkr.com and on Twitter @KKR_Co.
FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to AUM, FPAUM, ENI, ENI after taxes, after-tax distributable earnings, capital invested, syndicated capital, uncalled commitments, cash and short-term investments, net realized investment income and book value, may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: the general volatility of the capital markets; failure to realize the benefits of or changes in KKR’s business strategies including the ability to realize the anticipated synergies from acquisitions or strategic partnerships; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management industry, interest rates or the general economy; underperformance of KKR's investments and decreased ability to raise funds; and the degree and nature of KKR’s competition. All forward looking statements speak only as of the date hereof. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility. Additional information about factors affecting KKR is available in KKR & Co. L.P.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 26, 2016, quarterly reports on Form 10-Q for subsequent quarters and other filings with the SEC, which are available at www.sec.gov.
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CONTACT INFORMATION
Investor Relations:
Kohlberg Kravis Roberts & Co. L.P.
Craig Larson
Tel: +1-877-610-4910 (U.S.) / +1-212-230-9410
investor-relations@kkr.com

Media:
Kohlberg Kravis Roberts & Co. L.P.
Kristi Huller
Tel: +1-212-750-8300
media@kkr.com

KKR
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenues
Fees and Other	$576,757	$255,874	$739,562	$547,219
Expenses
Compensation and Benefits	296,412	411,691	421,901	776,690
Occupancy and Related Charges	16,188	16,172	32,754	31,904
General, Administrative and Other	110,618	126,314	276,886	260,616
Total Expenses	423,218	554,177	731,541	1,069,210
Investment Income (Loss)
Net Gains (Losses) from Investment Activities	9,168	3,110,604	(726,055)	5,030,429
Dividend Income	31,669	360,556	94,882	439,371
Interest Income	266,213	302,985	496,689	599,143
Interest Expense	(181,313)	(139,427)	(352,707)	(251,390)
Total Investment Income (Loss)	125,737	3,634,718	(487,191)	5,817,553

Income (Loss) Before Taxes	279,276	3,336,415	(479,170)	5,295,562

Income Tax (Benefit)	6,045	30,547	7,935	46,685

Net Income (Loss)	273,231	3,305,868	(487,105)	5,248,877

Net Income (Loss) Attributable to
Redeemable Noncontrolling Interests	1,533	(891)	1,495	1,042
Net Income (Loss) Attributable to
Noncontrolling Interests	172,115	2,930,453	(258,244)	4,601,022

Net Income (Loss) Attributable to KKR & Co. L.P.	99,583	376,306	(230,356)	646,813

Net Income (Loss) Attributable to Series A Preferred Unitholders	5,693	—	5,693	—
Net Income (Loss) Attributable to Series B Preferred Unitholders	—	—	—	—

Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$93,890	$376,306	$(236,049)	$646,813

Net Income (Loss) Attributable to KKR & Co. L.P. Per Common Unit
Basic	$0.21	$0.84	$(0.53)	$1.47
Diluted (a)	$0.19	$0.78	$(0.53)	$1.35
Weighted Average Common Units Outstanding
Basic	448,221,538	446,794,950	449,241,840	440,867,813
Diluted (a)	481,809,612	482,651,491	449,241,840	477,467,220

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(a)
KKR Holdings L.P. units have been excluded from the calculation of diluted earnings per common unit since the exchange of these units would not dilute KKR’s respective ownership interests in the KKR Group Partnerships. For the six months ended June 30, 2016, unvested common units and other securities are excluded from the calculation of diluted earnings per common unit because inclusion of such unvested common units and other securities would be anti-dilutive having the effect of decreasing the loss per common unit.

KKR
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	As of June 30, 2016	As of December 31, 2015

Assets
Cash and Cash Equivalents	$1,512,475	$1,047,740
Investments	30,375,163	65,305,931
Other	5,619,233	4,688,668
Total Assets	37,506,871	71,042,339

Liabilities and Equity
Debt Obligations	17,894,036	18,714,597
Other Liabilities	3,928,882	2,860,157
Total Liabilities	21,822,918	21,574,754

Redeemable Noncontrolling Interests	339,637	188,629

Equity
Series A Preferred Units	332,988	—
Series B Preferred Units	149,566	—
KKR & Co. L.P. Capital - Common Unitholders	5,001,602	5,547,182
Noncontrolling Interests	9,860,160	43,731,774
Total Equity	15,344,316	49,278,956
Total Liabilities and Equity	$37,506,871	$71,042,339

Equity Per Outstanding Common Unit - Basic	$11.21	$12.12

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Note: On January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. Effective with the adoption of ASU 2015-02, assets, liabilities, and noncontrolling interests from our investment funds that had previously been consolidated are no longer included in the statement of financial condition.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$203,617	$194,600	$181,401	$398,217	$355,181
Monitoring Fees	28,998	12,037	47,713	41,035	145,551
Transaction Fees	68,564	96,085	92,951	164,649	196,237
Fee Credits	(39,073)	(22,807)	(56,458)	(61,880)	(136,952)
Total Management, Monitoring and Transaction Fees, Net	262,106	279,915	265,607	542,021	560,017
Performance Income (Loss)
Realized Incentive Fees	4,645	1,593	5,893	6,238	11,558
Realized Carried Interest	305,275	97,288	252,227	402,563	554,652
Unrealized Carried Interest	18,698	(223,805)	340,366	(205,107)	479,650
Total Performance Income (Loss)	328,618	(124,924)	598,486	203,694	1,045,860
Investment Income (Loss)
Net Realized Gains (Losses)	224,699	(24,183)	176,260	200,516	356,927
Net Unrealized Gains (Losses)	(297,448)	(564,991)	131,984	(862,439)	121,263
Total Realized and Unrealized	(72,749)	(589,174)	308,244	(661,923)	478,190
Interest Income and Dividends	74,451	108,120	127,878	182,571	224,311
Interest Expense	(48,447)	(48,544)	(52,472)	(96,991)	(98,230)
Net Interest and Dividends	26,004	59,576	75,406	85,580	126,081
Total Investment Income (Loss)	(46,745)	(529,598)	383,650	(576,343)	604,271
Total Segment Revenues	543,979	(374,607)	1,247,743	169,372	2,210,148
Segment Expenses
Compensation and Benefits
Cash Compensation and Benefits	96,890	100,899	96,514	197,789	201,276
Realized Performance Income Compensation	123,968	39,552	103,248	163,520	226,483
Unrealized Performance Income Compensation	8,525	(86,642)	136,566	(78,117)	192,197
Total Compensation and Benefits	229,383	53,809	336,328	283,192	619,956
Occupancy and Related Charges	15,659	15,950	15,475	31,609	30,271
Other Operating Expenses	49,533	61,886	51,613	111,419	112,559
Total Segment Expenses	294,575	131,645	403,416	426,220	762,786
Income (Loss) attributable to noncontrolling interests	575	667	4,383	1,242	8,005
Economic Net Income (Loss)	248,829	(506,919)	839,944	(258,090)	1,439,357
Equity-based Compensation	48,026	49,961	48,453	97,987	100,718
Pre-tax Economic Net Income (Loss) (a)	200,803	(556,880)	791,491	(356,077)	1,338,639
Provision for Income Tax (Benefit)	3,898	(3,892)	44,836	6	66,071
Preferred Distributions	5,693	—	—	5,693	—
After-tax Economic Net Income (Loss) (b)	$191,212	$(552,988)	$746,655	$(361,776)	$1,272,568

After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.23	$(0.65)	$0.88	$(0.43)	$1.50
Weighted Average Adjusted Units (Fully Diluted Basis)	840,537,946	847,972,012	852,128,762	844,254,980	850,106,448

Other Operating Measures (c):
Fee Related Earnings	$137,761	$140,998	$143,646	$278,759	$302,125
After-tax Distributable Earnings	$507,592	$168,732	$465,252	$676,324	$952,928

Assets Under Management	$130,990,500	$126,388,900	$114,472,700	$130,990,500	$114,472,700
Fee Paying Assets Under Management	$94,608,100	$93,719,700	$86,880,900	$94,608,100	$86,880,900
Capital Invested and Syndicated Capital	$2,150,800	$3,069,600	$2,800,400	$5,220,400	$6,307,300
Uncalled Commitments	$38,366,900	$34,496,300	$25,906,300	$38,366,900	$25,906,300

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Note: See "Notes to Reportable Segments" for more information about certain non-GAAP financial measures and Exhibits C and D for a reconciliation of such measures to the financial results presented in accordance with GAAP.
(a) Represents Economic Net Income (Loss) after equity-based compensation.
(b) Represents Economic Net Income (Loss) after equity-based compensation, income taxes and preferred distributions.
(c) See Exhibit A "Other Information" for the definition and calculation of Fee Related Earnings and After-tax Distributable Earnings.

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

PRIVATE MARKETS

	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$118,783	$117,798	$115,346	$236,581	$224,622
Monitoring Fees	28,998	12,037	47,713	41,035	145,551
Transaction Fees	23,400	37,398	40,321	60,798	86,920
Fee Credits	(33,319)	(22,596)	(53,286)	(55,915)	(123,192)
Total Management, Monitoring and Transaction Fees, Net	137,862	144,637	150,094	282,499	333,901
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	305,275	93,450	243,274	398,725	545,699
Unrealized Carried Interest	9,974	(194,699)	312,379	(184,725)	439,316
Total Performance Income (Loss)	315,249	(101,249)	555,653	214,000	985,015
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$453,111	$43,388	$705,747	$496,499	$1,318,916

Assets Under Management	$75,357,000	$71,056,700	$68,540,300	$75,357,000	$68,540,300
Fee Paying Assets Under Management	$46,027,600	$46,008,000	$46,945,700	$46,027,600	$46,945,700
Capital Invested	$992,900	$1,986,000	$1,258,200	$2,978,900	$3,305,600
Uncalled Commitments	$31,173,300	$26,903,200	$21,078,400	$31,173,300	$21,078,400

PUBLIC MARKETS

	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$84,834	$76,802	$66,055	$161,636	$130,559
Monitoring Fees	—	—	—	—	—
Transaction Fees	5,888	1,132	3,873	7,020	17,303
Fee Credits	(5,754)	(211)	(3,172)	(5,965)	(13,760)
Total Management, Monitoring and Transaction Fees, Net	84,968	77,723	66,756	162,691	134,102
Performance Income (Loss)
Realized Incentive Fees	4,645	1,593	5,893	6,238	11,558
Realized Carried Interest	—	3,838	8,953	3,838	8,953
Unrealized Carried Interest	8,724	(29,106)	27,987	(20,382)	40,334
Total Performance Income (Loss)	13,369	(23,675)	42,833	(10,306)	60,845
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$98,337	$54,048	$109,589	$152,385	$194,947

Assets Under Management	$55,633,500	$55,332,200	$45,932,400	$55,633,500	$45,932,400
Fee Paying Assets Under Management	$48,580,500	$47,711,700	$39,935,200	$48,580,500	$39,935,200
Capital Invested	$1,146,700	$418,300	$1,110,100	$1,565,000	$2,320,900
Uncalled Commitments	$7,193,600	$7,593,100	$4,827,900	$7,193,600	$4,827,900

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

CAPITAL MARKETS

	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	39,276	57,555	48,757	96,831	92,014
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	39,276	57,555	48,757	96,831	92,014
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$39,276	$57,555	$48,757	$96,831	$92,014

Syndicated Capital	$11,200	$665,300	$432,100	$676,500	$680,800

PRINCIPAL ACTIVITIES

	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	—	—	—	—	—
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	—	—	—	—	—
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	224,699	(24,183)	176,260	200,516	356,927
Net Unrealized Gains (Losses)	(297,448)	(564,991)	131,984	(862,439)	121,263
Total Realized and Unrealized	(72,749)	(589,174)	308,244	(661,923)	478,190
Interest Income and Dividends	74,451	108,120	127,878	182,571	224,311
Interest Expense	(48,447)	(48,544)	(52,472)	(96,991)	(98,230)
Net Interest and Dividends	26,004	59,576	75,406	85,580	126,081
Total Investment Income (Loss)	(46,745)	(529,598)	383,650	(576,343)	604,271
Total Segment Revenues	$(46,745)	$(529,598)	$383,650	$(576,343)	$604,271

KKR
BALANCE SHEET
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except per unit amounts)

	As of		As of
	June 30, 2016		December 31, 2015
Cash and Short-term Investments	$1,876,750		$1,287,650
Investments	7,974,032	(a)	8,958,089
Unrealized Carry	1,300,899	(b)	1,415,478	(b)
Other Assets	1,710,265		1,613,139
Corporate Real Estate	161,225		154,942
Total Assets	$13,023,171		$13,429,298

Debt Obligations - KKR (ex-KFN)	$2,000,000		$2,000,000
Debt Obligations - KFN	657,310		657,310
Preferred Shares - KFN	373,750		373,750
Other Liabilities	353,845		291,537
Total Liabilities	3,384,905		3,322,597

Noncontrolling Interests	21,226		127,472
Preferred Units	500,000		—

Book Value	$9,117,040		$9,979,229

Book Value Per Outstanding Adjusted Unit	$11.33		$12.18

(a) See schedule of investments that follows on the next page.

	As of		As of
(b) Unrealized Carry	June 30, 2016		December 31, 2015
Private Markets	$1,238,458		$1,340,556
Public Markets	62,441		74,922
Total	$1,300,899		$1,415,478

	Last Twelve Months Ended
	June 30, 2016		June 30, 2015

Return on Equity (After-tax Economic Net Income (Loss) ) *	(6)%		17%

Return on Equity (After-tax Distributable Earnings) **	12%		17%

_______________________________________________________________________________________________________________________________________________________________________________________
Note: As of June 30, 2016, KKR had a $1.0 billion revolving credit facility, which was undrawn. In addition, KKR has a $500.0 million revolving credit facility for use in its capital markets business, which was undrawn as of June 30, 2016. As of June 30, 2016, KKR’s portion of total uncalled commitments to its investment funds was $2.6 billion. See Exhibit B for details.

See reconciliation in Exhibit D for calculation of Outstanding Adjusted Units.

*Return on Equity (After-tax Economic Net Income (Loss) measures the amount of after-tax economic net income generated as a percentage of capital invested in KKR’s business. Return on equity is calculated by dividing After-tax Economic Net Income (Loss) on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses as a percentage of net assets in KKR's business.
**Return on Equity (After-tax Distributable Earnings) measures the amount of income excluding the impact of mark-to-market gain (losses) generated as a percentage of capital invested in KKR’s business. It is calculated by dividing after-tax distributable earnings on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses, excluding the impact of mark-to-market gains (losses), as a percentage of net assets in KKR's business.

KKR
SCHEDULE OF INVESTMENTS*
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except percentage amounts)
_______________________________________________________________________________________________________________________________________________________________________________________

As of June 30, 2016

Investments	Fair Value

Private Equity Co-Investments and Other Equity	$2,132,253
Private Equity Funds	1,010,898
Private Equity Total	3,143,151

Energy	517,591
Real Estate (a)	808,041
Infrastructure	211,949
Real Assets Total	1,537,581

Special Situations	680,760
Direct Lending	73,032
Mezzanine	28,116
Alternative Credit Total	781,908
CLOs (a)	878,027
Liquid Credit	186,525
Specialty Finance	192,683
Credit Total	2,039,143

Other	1,254,157

Total Investments	$7,974,032

	As of June 30, 2016

Significant Investments: (b)	Fair Value	Fair Value as a Percentage of Total Investments
First Data Corporation (NYSE: FDC)	$887,455	11.1%
Walgreens Boots Alliance (NASDAQ: WBA)	547,809	6.9%
WMI Holdings Corp. (NASDAQ: WMIH)	270,193	3.4%
Oil & Gas Royalties Investment	154,600	1.9%
Natural Gas Midstream Investment	130,083	1.6%
Total Significant Investments	1,990,140	24.9%

Other Investments	5,983,892	75.1%
Total Investments	$7,974,032	100.0%

_______________________________________________________________________________________________________________________________________________________________________________________
* Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority investments in subsidiaries that operate KKR’s asset management and broker-dealer businesses, including the general partner interests of KKR’s investment funds.

** General partner commitments in our funds are included in the various asset classes shown above. Private Equity and Other Equity includes KKR private equity funds, co-investments alongside such KKR sponsored private equity funds and other opportunistic investments. However, equity investments in other asset classes, such as real estate, special situations and energy appear in these other asset classes.  Other Credit consists of liquid credit and specialty finance strategies.

(a) Includes approximately $141.6 million and $328.6 million of CLOs and our holdings of a real estate investment trust, respectively, that are not held for investment purposes and are held at cost.

(b) The significant investments include the top five investments (other than investments expected to be syndicated or transferred in connection with new fundraising) based on their fair values as of June 30, 2016. The fair value figures include the co-investment and the limited partner and/or general partner interests held by KKR in the underlying investment, if applicable.

KKR
ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment	Public Markets Segment		Total Reportable Segments
Quarter Ended June 30, 2016
March 31, 2016	$71,056,700	$55,332,200		$126,388,900
New Capital Raised	5,879,100	2,973,500		8,852,600
Distributions	(3,519,400)	(2,909,900)	(a)	(6,429,300)
Change in Value	1,940,600	237,700		2,178,300
June 30, 2016	$75,357,000	$55,633,500		$130,990,500

Six Months Ended June 30, 2016
December 31, 2015	$66,028,600	$53,515,700		$119,544,300
New Capital Raised	12,435,800	7,044,700		19,480,500
Distributions	(4,537,700)	(4,681,300)	(b)	(9,219,000)
Change in Value	1,430,300	(245,600)		1,184,700
June 30, 2016	$75,357,000	$55,633,500		$130,990,500

Trailing Twelve Months Ended June 30, 2016
June 30, 2015	$68,540,300	$45,932,400		$114,472,700
New Capital Raised	14,346,600	13,271,700		27,618,300
Acquisitions	—	6,010,800		6,010,800
Distributions	(9,956,200)	(8,256,500)	(c)	(18,212,700)
Change in Value	2,426,300	(1,324,900)		1,101,400
June 30, 2016	$75,357,000	$55,633,500		$130,990,500

_______________________________________________________________________________________________________________________________________________________________________________________
(a) Includes $1,797.3 million of redemptions by fund investors.
(b) Includes $3,012.0 million of redemptions by fund investors.
(c) Includes $4,616.3 million of redemptions by fund investors.

KKR
FEE PAYING ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment	Public Markets Segment		Total Reportable Segments
Quarter Ended June 30, 2016
March 31, 2016	$46,008,000	$47,711,700		$93,719,700
New Capital Raised	817,100	3,461,000		4,278,100
Distributions	(881,200)	(2,818,500)	(a)	(3,699,700)
Change in Value	83,700	226,300		310,000
June 30, 2016	$46,027,600	$48,580,500		$94,608,100

Six Months Ended June 30, 2016
December 31, 2015	$45,307,400	$46,413,100		$91,720,500
New Capital Raised	1,731,800	6,937,400		8,669,200
Distributions	(1,212,500)	(4,582,700)	(b)	(5,795,200)
Change in Value	200,900	(187,300)		13,600
June 30, 2016	$46,027,600	$48,580,500		$94,608,100

Trailing Twelve Months Ended June 30, 2016
June 30, 2015	$46,945,700	$39,935,200		$86,880,900
New Capital Raised	2,996,900	11,623,400		14,620,300
Acquisitions	—	6,010,800		6,010,800
Distributions	(4,073,000)	(7,979,500)	(c)	(12,052,500)
Change in Value	158,000	(1,009,400)		(851,400)
June 30, 2016	$46,027,600	$48,580,500		$94,608,100

_______________________________________________________________________________________________________________________________________________________________________________________
(a) Includes $1,797.3 million of redemptions by fund investors.
(b) Includes $3,012.0 million of redemptions by fund investors.
(c) Includes $4,616.3 million of redemptions by fund investors.

KKR
INVESTMENT VEHICLE SUMMARY (a) (UNAUDITED)
As of June 30, 2016
(Amounts in millions, except percentages)

	Investment Period		Amount
	Commencement Date	End Date	Commitment	Uncalled Commitments	Percentage Committed by General Partner	Invested	Realized	Remaining Cost	Remaining Fair Value
Private Markets

Private Equity Funds
Americas Fund XII	(c)	(d)	$10,553.6	$10,553.6	9.5%	$—	$—	$—	$—
European Fund IV (b)	12/2014	12/2020	3,504.6	2,384.9	5.7%	1,125.6	—	1,125.6	1,100.2
Asian Fund II (b)	4/2013	4/2019	5,825.0	3,114.6	1.3%	3,464.3	753.9	2,710.2	4,489.1
North America Fund XI (b)	9/2012	9/2018	8,718.4	3,279.6	2.9%	6,419.0	2,401.5	4,746.9	7,142.3
China Growth Fund	11/2010	11/2016	1,010.0	252.1	1.0%	757.9	283.4	599.9	800.4
E2 Investors (Annex Fund)	8/2009	11/2013	195.8	—	4.9%	195.8	195.7	18.1	12.7
European Fund III	3/2008	3/2014	6,135.9	826.2	4.6%	5,309.7	4,819.8	3,017.2	4,486.4
Asian Fund	7/2007	4/2013	3,983.3	117.1	2.5%	3,866.2	5,728.6	1,760.1	2,524.2
2006 Fund	9/2006	9/2012	17,642.2	466.3	2.1%	17,175.9	19,844.8	7,401.1	11,300.1
European Fund II	11/2005	10/2008	5,750.8	—	2.1%	5,750.8	7,090.6	452.3	1,484.3
Millennium Fund	12/2002	12/2008	6,000.0	—	2.5%	6,000.0	13,104.4	479.8	889.3
European Fund	12/1999	12/2005	3,085.4	—	3.2%	3,085.4	8,757.7	—	—
Total Private Equity Funds			72,405.0	20,994.4		53,150.6	62,980.4	22,311.2	34,229.0

Co-Investment Vehicles and Other (b)	Various	Various	7,418.2	3,473.1	Various	4,056.8	2,722.4	2,949.6	3,668.9

Total Private Equity			79,823.2	24,467.5		57,207.4	65,702.8	25,260.8	37,897.9

Real Assets
Energy Income and Growth Fund	9/2013	9/2018	1,974.2	1,013.4	12.8%	960.8	174.5	857.3	598.3
Natural Resources Fund	Various	Various	887.4	2.9	Various	884.5	96.6	804.0	166.6
Global Energy Opportunities (b)	Various	Various	1,071.4	808.6	Various	334.1	61.6	189.7	210.3
Global Infrastructure Investors (b)	9/2011	10/2014	1,040.0	76.0	4.8%	991.9	336.9	796.9	1,026.8
Global Infrastructure Investors II (b)	10/2014	10/2020	3,035.2	2,388.2	4.1%	651.1	8.9	649.8	670.1
Real Estate Partners Americas (b)	5/2013	12/2016	1,229.1	553.0	16.3%	852.5	361.3	675.7	793.0
Real Estate Partners Europe (b)	9/2015	6/2020	705.0	705.0	9.5%	—	—	—	10.3
Co-Investment Vehicles and Other	Various	Various	1,672.7	542.7	Various	1,130.0	419.6	1,130.0	1,484.9
Real Assets			11,615.0	6,089.8		5,804.9	1,459.4	5,103.4	4,960.3

Unallocated Commitments			616.0	616.0	Various	—	—	—	—

Private Markets Total			92,054.2	31,173.3		63,012.3	67,162.2	30,364.2	42,858.2

Public Markets
Special Situations Fund	12/2012	1/2016	2,274.3	65.9	11.6%	2,208.4	483.9	2,085.1	2,054.3
Special Situations Fund II	12/2014	3/2019	3,347.9	2,607.0	9.0%	740.9	—	740.9	486.0
Mezzanine Partners	3/2010	3/2015	1,022.8	136.7	4.4%	886.1	712.4	515.8	476.6
Lending Partners	12/2011	12/2014	460.2	61.1	15.2%	399.1	216.2	339.5	285.6
Lending Partners II	6/2014	6/2017	1,335.9	877.2	3.7%	458.7	78.5	458.7	486.0
Lending Partners Europe	3/2015	3/2018	847.6	720.4	5.0%	127.2	—	127.2	148.3
Other Alternative Credit Vehicles	Various	Various	5,686.9	2,725.3	Various	2,961.6	1,688.3	2,036.3	2,145.1

Public Markets Total			14,975.6	7,193.6		7,782.0	3,179.3	6,303.5	6,081.9

Grand Total			$107,029.8	$38,366.9		$70,794.3	$70,341.5	$36,667.7	$48,940.1

_______________________________________________________________________________________________________________________________________________________________________________________

(a)
Reflects investment vehicles for which KKR has the ability to earn carried interest and excludes open ended funds, managed accounts, CLOs and certain other investment vehicles where KKR earns an incentive fee.

(b)	The “Invested” and “Realized” columns include the amounts of any realized investments that restored the unused capital commitments of the fund investors.

(c)	Upon end date of predecessor fund.

(d)	Up to six years from commencement date.

KKR
Notes to Reportable Segments (Unaudited)
The segment key performance measures that follow are used by management in making operating and resource deployment decisions as well as assessing the overall performance of each of KKR’s reportable business segments. The reportable segments for KKR’s business are presented prior to giving effect to the allocation of income (loss) between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total. In addition, KKR’s reportable segments are presented without giving effect to the consolidation of the funds that KKR manages.
KKR discloses the following financial measures in this earnings release that are calculated and presented using methodologies other than in accordance with GAAP. We believe that providing these performance measures on a supplemental basis to our GAAP results is helpful to unitholders in assessing the overall performance of KKR’s businesses. These financial measures should not be considered as a substitute for similar financial measures calculated in accordance with GAAP. We caution readers that these non-GAAP financial measures may differ from the calculations of other investment managers, and as a result, may not be comparable to similar measures presented by other investment managers. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included elsewhere within this earnings release.
Adjusted units are used as a measure of the total common equity ownership of KKR that is held by KKR & Co. L.P. (including equity awards issued under the KKR & Co. L.P. 2010 Equity Incentive Plan (the "Equity Incentive Plan"), but excluding preferred units), KKR Holdings and other holders of securities exchangeable into common units of KKR & Co. L.P. and represent the fully diluted common unit count using the if-converted method. We believe this measure is useful to unitholders as it provides an indication of the total common equity ownership of KKR as if all outstanding KKR Holdings units, equity awards issued under the Equity Incentive Plan and other exchangeable securities had been exchanged for common units of KKR & Co. L.P. The preferred units are not exchangeable for common units of KKR & Co. L.P.
Adjusted units eligible for distribution represents the portion of total adjusted units that is eligible to receive a distribution. We believe this measure is useful to unitholders as it provides insight into the calculation of amounts available for distribution on a per unit basis. Adjusted units eligible for distribution is used in the calculation of after-tax distributable earnings per unit.
After-tax distributable earnings is used by management as an operating measure of the earnings excluding mark-to-market gains (losses) of KKR. KKR believes this measure is useful to unitholders as it provides a supplemental measure to assess performance, excluding the impact of mark-to-market gains (losses). After-tax distributable earnings excludes certain realized investment losses to the extent unrealized losses on these investments were recognized prior to the combination with KPE on October 1, 2009. After-tax distributable earnings does not represent and is not used to calculate actual distributions under KKR’s current distribution policy.
Assets under management ("AUM") represent the assets managed by KKR or by its strategic partners from which KKR is entitled to receive fees or a carried interest (either currently or upon deployment of capital) and general partner capital. We believe this measure is useful to unitholders as it provides additional insight into KKR's capital raising activities and the overall activity in its investment funds and strategic partnerships. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or carried interest; (iii) the fair value of investments in KKR's co-investment vehicles; (iv) the par value of outstanding CLOs (excluding CLOs wholly-owned by KKR); (vi) KKR's pro-rata portion of the AUM managed by strategic partnerships in which KKR holds a minority ownership interest and (vi) the fair value of other assets managed by KKR, but excluding the fair value of certain investment vehicles that generate revenue only attributable to the Principal Activities segment. The pro-rata portion of the AUM managed by strategic partnerships is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds, vehicles or accounts that it manages or calculated pursuant to any regulatory definitions.
Book value is a measure of the net assets of KKR’s reportable segments and is used by management primarily in assessing the unrealized value of KKR’s investment portfolio, including carried interest. We believe this measure is useful to unitholders as it provides additional insight into the assets and liabilities of KKR excluding the assets and liabilities that are allocated to noncontrolling interest holders and to the holders of the preferred units.
Capital invested is the aggregate amount of capital that has been invested by KKR’s investment vehicles and is used as a measure of investment activity for KKR and its business segments during a given period. We believe this measure is useful to unitholders as it provides insight into KKR’s investments among its investment vehicles. Such amounts consist of capital invested by KKR’s investment vehicles, including investments made using investment financing arrangements like credit facilities.  Capital invested excludes investments in liquid credit strategies.
Cash and short-term investments represent cash and liquid short-term investments in high-grade, short-duration cash management strategies used by KKR to generate additional yield on our excess liquidity and is used by management in evaluating KKR’s liquidity position. We believe this measure is useful to unitholders as it provides additional insight into KKR’s available liquidity.
Economic net income (loss) (“ENI”) is a measure of profitability for KKR’s reportable segments and is used by management as an alternative measurement of the operating and investment earnings of KKR and its business segments. We believe this measure is useful to unitholders as it provides additional insight into the overall profitability of KKR’s businesses inclusive of carried interest and related carry pool allocations and investment income. ENI is comprised of total segment revenues less total segment expenses and certain economic interests in KKR’s segments held by third parties.
Fee paying AUM ("FPAUM") represents only those assets under management of KKR or its strategic partners from which KKR receives management fees. We believe this measure is useful to unitholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR's fees and differs from AUM in the following respects: (i) assets and commitments from which KKR does not receive a fee are excluded (i.e., assets and commitments with respect to which it receives only carried interest or is otherwise not currently receiving a fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments.
Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority investments in subsidiaries that operate KKR’s asset management and broker-dealer businesses, including the general partner interests of KKR’s investment funds.
Outstanding adjusted units represents the portion of total adjusted units that would receive assets of KKR if it were to be liquidated as of a particular date. Outstanding adjusted units is used to calculate book value per outstanding adjusted unit, which we believe is useful to unitholders as it provides a measure of net assets of KKR’s reportable segments on a per unit basis.
Syndicated capital is generally the aggregate amount of capital in transactions originated by KKR and its investment funds and carry-yielding co-investment vehicles, which has been distributed to third parties in exchange for a fee. It does not include (i) capital invested in such transactions by KKR investment funds and carry-yielding co-investment vehicles, which is instead reported in capital invested and (ii) debt capital that is arranged as part of the acquisition financing of transactions originated by KKR investment funds. Syndicated capital is used as a measure of investment activity for KKR and its business segments during a given period, and we believe that this measure is useful to unitholders as it provides additional insight into levels of syndication activity in KKR's Capital Markets segment and across its investment platform.
Uncalled commitments are used as a measure of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles have received from partners to contribute capital to fund future investments. We believe this measure is useful to unitholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements.

KKR
EXHIBIT A

OTHER FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)
	Quarter Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Fee Related Earnings
Total Management, Monitoring and Transaction Fees, Net	$262,106	$279,915	$265,607	$542,021	$560,017
Less: Cash Compensation and Benefits	96,890	100,899	96,514	197,789	201,276
Less: Occupancy and Related Charges	15,659	15,950	15,475	31,609	30,271
Less: Other Operating expenses	49,533	61,886	51,613	111,419	112,559
Plus: Expenses of Principal Activities Segment	37,737	39,818	41,641	77,555	86,214
Fee Related Earnings (a)	137,761	140,998	143,646	278,759	302,125
Plus: Net Interest and Dividends	26,004	59,576	75,406	85,580	126,081
Plus: Depreciation and Amortization	3,959	3,887	3,918	7,846	7,799
Plus: Core Interest Expense	29,388	29,105	30,750	58,493	56,082
Less: Expenses of Principal Activities Segment	37,737	39,818	41,641	77,555	86,214
Fee and Yield Segment EBITDA (b)	159,375	193,748	212,079	353,123	405,873
Plus: Realized Performance Income (Loss), net	185,952	59,329	154,872	245,281	339,727
Plus: Net Realized Gains (Losses)	224,699	(24,183)	176,260	200,516	356,927
Total Segment EBITDA (b)	$570,026	$228,894	$543,211	$798,920	$1,102,527

Distributable Earnings
Management, Monitoring and Transaction Fees, Net	$262,106	$279,915	$265,607	$542,021	$560,017
Realized Performance Income (Loss)	309,920	98,881	258,120	408,801	566,210
Realized Investment Income (Loss)	250,703	35,393	251,666	286,096	483,008
Total Distributable Segment Revenues	$822,729	$414,189	$775,393	$1,236,918	$1,609,235
Less: Total Distributable Segment Expenses and Other	286,625	218,954	271,233	505,579	578,594
Less: Corporate and Local Income Taxes Paid	22,819	26,503	38,908	49,322	77,713
Less: Preferred Unit Distributions	5,693	—	—	5,693	—
After-tax Distributable Earnings	$507,592	$168,732	$465,252	$676,324	$952,928

Adjusted Units Eligible for Distribution	808,716,988	808,784,094	820,963,434

Core Interest Expense
GAAP Interest Expense	$181,313	$171,394	$139,427	$352,707	$251,390
Less: Interest expense related to debt obligations of consolidated investment funds, CLOs and other	132,866	122,850	86,955	255,716	153,160
Segment Interest Expense	48,447	48,544	52,472	96,991	98,230
Less: Interest Expense related to debt obligations from KFN and other	19,059	19,439	21,722	38,498	42,148
Core Interest Expense (c)	$29,388	$29,105	$30,750	$58,493	$56,082

____________________________________________________________________________________________________________________________________________________________________________________
(a) Fee related earnings (“FRE”) is a measure of the operating earnings of KKR and its business segments before performance income, related performance income compensation and investment income. KKR believes this measure is useful to unitholders as it provides additional insight into the operating profitability of KKR's fee generating management companies and capital markets businesses.
(b) Fee and Yield Segment EBITDA and Total Segment EBITDA may be useful in evaluating KKR's ability to service its debt. Fee and Yield Segment EBITDA provides insight into the amount of KKR’s distributable earnings before the impact of interest expense, significant portions of which tend to be more recurring than realized carried interest and realized investment income from quarter to quarter. Total Segment EBITDA represents Fee and Yield Segment EBITDA plus the addition of realized performance income and realized investment income.
(c) Core interest expense is used by management as an alternative measurement of interest expense incurred by KKR on a segment basis and excludes interest expense related to debt obligations from investment financing arrangements related to certain of KKR’s investment funds, investment vehicles and principal investments and also excludes interest expense incurred by KFN. The financing arrangements excluded from core interest expense are not direct obligations of the general partners of KKR’s private equity funds or its management companies, and in the case of debt obligations of KFN are non-recourse to KKR beyond the assets of KFN. KKR believes this measure is useful to unitholders as it provides an indication of the amount of interest expense borne by KKR excluding interest expense that is allocated to KKR’s investment funds, other noncontrolling interest holders and KFN. Additionally, we believe this measure is useful for analyzing KKR’s ability to service its debt obligations other than the debt obligations of KFN.

KKR
EXHIBIT B

KKR'S PORTION OF TOTAL UNCALLED COMMITMENTS TO ITS INVESTMENT FUNDS (UNAUDITED)
(Amounts in thousands)

Uncalled Commitments
Private Markets
Americas Fund XII	$1,000,000
European Fund IV	131,500
Energy Income and Growth	130,900
Global Infrastructure II	98,400
Real Estate Partners Americas	90,000
North America Fund XI	88,700
Real Estate Partners Europe	66,800
Asian Fund II	39,900
Co-Investment Vehicles	24,400
Other Private Markets Funds	500,000
Total Private Markets Commitments	2,170,600

Public Markets
Special Situations Fund	6,800
Special Situations Fund II	233,600
Mezzanine Partners	5,900
Lending Partners	9,500
Lending Partners II	32,900
Lending Partners Europe	36,200
Other Alternative Credit Vehicles	126,400
Total Public Markets Commitments	451,300

Total Uncalled Commitments	$2,621,900

KKR
EXHIBIT C

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. PER COMMON UNIT - BASIC (GAAP BASIS)
TO AFTER TAX ENI PER ADJUSTED UNIT (UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended
	June 30, 2016	March 31, 2016	June 30, 2015

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$0.21	$(0.73)	$0.84
Weighted Average Common Units Outstanding - Basic	448,221,538	450,262,143	446,794,950
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	93,890	(329,939)	376,306
Plus: Preferred Distribution	5,693	—	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	73,400	(271,575)	325,703
Plus: Non-cash equity-based charges	60,657	63,823	69,478
Plus: Amortization of intangibles and other, net	9,144	28,882	37,910
Plus: Income tax (benefit)	6,045	1,890	30,547
Economic Net Income (Loss)	248,829	(506,919)	839,944
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	48,026	49,961	48,453
Pre-tax Economic Net Income (Loss)	200,803	(556,880)	791,491
Less: Provision for income tax (benefit)	3,898	(3,892)	44,836
Less: Preferred Distribution	5,693	—	—
After-tax Economic Net Income (Loss)	191,212	(552,988)	746,655
Weighted Average Adjusted Units	840,537,946	847,972,012	852,128,762
After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.23	$(0.65)	$0.88

	Six Months Ended
	June 30, 2016	June 30, 2015

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$(0.53)	$1.47
Weighted Average Common Units Outstanding - Basic	449,241,840	440,867,813
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	(236,049)	646,813
Plus: Preferred Distribution	5,693	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	(198,175)	564,711
Plus: Non-cash equity-based charges	124,480	146,028
Plus: Amortization of intangibles and other, net	38,026	35,120
Plus: Income tax (benefit)	7,935	46,685
Economic Net Income (Loss)	(258,090)	1,439,357
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	97,987	100,718
Pre-tax Economic Net Income (Loss)	(356,077)	1,338,639
Less: Provision for income tax (benefit)	6	66,071
Less: Preferred Distribution	5,693	—
After-tax Economic Net Income (Loss)	(361,776)	1,272,568
Weighted Average Adjusted Units	844,254,980	850,106,448
After-tax Economic Net Income (Loss) Per Adjusted Unit	$(0.43)	$1.50

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF FEES AND OTHER (GAAP BASIS) TO TOTAL SEGMENT REVENUES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	June 30, 2016	March 31, 2016	June 30, 2015

Fees and Other	$576,757	$162,805	$255,874
Management fees relating to consolidated funds and other entities	44,048	38,270	129,864
Fee credits relating to consolidated funds	(1,921)	(428)	(53,738)
Net realized and unrealized carried interest - consolidated funds	19,186	(9,561)	592,593
Total investment income (loss)	(46,745)	(529,598)	383,650
Revenue earned by oil & gas producing entities	(18,225)	(13,561)	(35,700)
Reimbursable expenses	(18,638)	(15,881)	(17,542)
Other	(10,483)	(6,653)	(7,258)
Total Segment Revenues	$543,979	$(374,607)	$1,247,743

	Six Months Ended
	June 30, 2016	June 30, 2015

Fees and Other	$739,562	$547,219
Management fees relating to consolidated funds and other entities	82,318	255,439
Fee credits relating to consolidated funds	(2,349)	(126,687)
Net realized and unrealized carried interest - consolidated funds	9,625	1,034,302
Total investment income (loss)	(576,343)	604,271
Revenue earned by oil & gas producing entities	(31,786)	(60,644)
Reimbursable expenses	(34,519)	(27,320)
Other	(17,136)	(16,432)
Total Segment Revenues	$169,372	$2,210,148

RECONCILIATION OF TOTAL EXPENSES (GAAP BASIS) TO TOTAL SEGMENT EXPENSES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	June 30, 2016	March 31, 2016	June 30, 2015

Total Expenses	$423,218	$308,323	$554,177
Equity based compensation	(60,657)	(63,823)	(69,478)
Reimbursable expenses	(30,525)	(24,107)	(26,547)
Operating expenses relating to consolidated funds, CFEs and other entities	(21,281)	(43,671)	(11,082)
Expenses incurred by oil & gas producing entities	(20,392)	(17,826)	(26,053)
Intangible amortization, acquisition and litigation	3,865	(17,393)	(6,051)
Other	347	(9,858)	(11,550)
Total Segment Expenses	$294,575	$131,645	$403,416

	Six Months Ended
	June 30, 2016	June 30, 2015

Total Expenses	$731,541	$1,069,210
Equity based compensation	(124,480)	(146,028)
Reimbursable expenses	(54,632)	(46,406)
Operating expenses relating to consolidated funds, CFEs and other entities	(64,952)	(22,052)
Expenses incurred by oil & gas producing entities	(38,218)	(47,131)
Intangible amortization, acquisition and litigation	(13,528)	(21,522)
Other	(9,511)	(23,285)
Total Segment Expenses	$426,220	$762,786

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. COMMON UNITHOLDERS (GAAP BASIS)
TO ECONOMIC NET INCOME (LOSS), FEE RELATED EARNINGS, FEE AND YIELD SEGMENT EBITDA, AFTER TAX DISTRIBUTABLE EARNINGS AND TOTAL SEGMENT EBITDA (UNAUDITED)
(Amounts in thousands)

	Quarter Ended
	June 30, 2016	March 31, 2016	June 30, 2015
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$93,890	$(329,939)	$376,306
Plus: Preferred Distribution	5,693	—	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	73,400	(271,575)	325,703
Plus: Non-cash equity-based charges	60,657	63,823	69,478
Plus: Amortization of intangibles and other, net	9,144	28,882	37,910
Plus: Income tax (benefit)	6,045	1,890	30,547
Economic Net Income (Loss)	248,829	(506,919)	839,944
Plus: Income attributable to segment noncontrolling interests	575	667	4,383
Less: Total investment income (loss)	(46,745)	(529,598)	383,650
Less: Net performance income (loss)	196,125	(77,834)	358,672
Plus: Expenses of Principal Activities Segment	37,737	39,818	41,641
Fee Related Earnings	137,761	140,998	143,646
Plus: Net interest and dividends	26,004	59,576	75,406
Plus: Depreciation and amortization	3,959	3,887	3,918
Plus: Core interest expense	29,388	29,105	30,750
Less: Expenses of Principal Activities Segment	37,737	39,818	41,641
Fee and Yield Segment EBITDA	159,375	193,748	212,079
Less: Depreciation and amortization	3,959	3,887	3,918
Less: Core interest expense	29,388	29,105	30,750
Plus: Realized performance income (loss), net	185,952	59,329	154,872
Plus: Net realized gains (losses)	224,699	(24,183)	176,260
Less: Corporate and local income taxes paid	22,819	26,503	38,908
Less: Preferred Unit Distributions	5,693	—	—
Less: Income attributable to segment noncontrolling interests	575	667	4,383
After-tax Distributable Earnings	507,592	168,732	465,252
Plus: Depreciation and amortization	3,959	3,887	3,918
Plus: Core interest expense	29,388	29,105	30,750
Plus: Corporate and local income taxes paid	22,819	26,503	38,908
Plus: Preferred Unit Distributions	5,693	—	—
Plus: Income attributable to segment noncontrolling interests	575	667	4,383
Total Segment EBITDA	$570,026	$228,894	$543,211

	Six Months Ended
	June 30, 2016	June 30, 2015
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$(236,049)	$646,813
Plus: Preferred Distribution	5,693	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	(198,175)	564,711
Plus: Non-cash equity-based charges	124,480	146,028
Plus: Amortization of intangibles and other, net	38,026	35,120
Plus: Income tax (benefit)	7,935	46,685
Economic Net Income (Loss)	(258,090)	1,439,357
Plus: Income attributable to segment noncontrolling interests	1,242	8,005
Less: Total investment income (loss)	(576,343)	604,271
Less: Net performance income (loss)	118,291	627,180
Plus: Expenses of Principal Activities Segment	77,555	86,214
Fee Related Earnings	278,759	302,125
Plus: Net interest and dividends	85,580	126,081
Plus: Depreciation and amortization	7,846	7,799
Plus: Core interest expense	58,493	56,082
Less: Expenses of Principal Activities Segment	77,555	86,214
Fee and Yield Segment EBITDA	353,123	405,873
Less: Depreciation and amortization	7,846	7,799
Less: Core interest expense	58,493	56,082
Plus: Realized performance income (loss), net	245,281	339,727
Plus: Net realized gains (losses)	200,516	356,927
Less: Corporate and local income taxes paid	49,322	77,713
Less: Preferred Unit Distributions	5,693	—
Less: Income attributable to segment noncontrolling interests	1,242	8,005
After-tax Distributable Earnings	676,324	952,928
Plus: Depreciation and amortization	7,846	7,799
Plus: Core interest expense	58,493	56,082
Plus: Corporate and local income taxes paid	49,322	77,713
Plus: Preferred Unit Distributions	5,693	—
Plus: Income attributable to segment noncontrolling interests	1,242	8,005
Total Segment EBITDA	$798,920	$1,102,527

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
JUNE 30, 2016
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$1,512,475	—	—	364,275	—	—	$1,876,750	Cash and Short-term Investments
Investments	30,375,163	(19,992,654)	(1,107,578)	(1,300,899)	—	—	7,974,032	Investments
		—	—	1,300,899	—	—	1,300,899	Unrealized Carry
Other Assets	5,619,233	(3,093,511)	—	(525,500)	—	(289,957)	1,710,265	Other Assets
		—	—	161,225	—	—	161,225	Corporate Real Estate
Total Assets	$37,506,871	(23,086,165)	(1,107,578)	—	—	(289,957)	$13,023,171

Liabilities and Equity
Debt Obligations	17,894,036	(15,236,726)	—	(657,310)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	657,310	—	—	657,310	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	3,928,882	(2,325,229)	(1,107,578)	—	—	(142,230)	353,845	Other Liabilities
Total Liabilities	21,822,918	(17,561,955)	(1,107,578)	373,750	—	(142,230)	3,384,905

Redeemable Noncontrolling Interests	339,637	(339,637)	—	—	—	—

Equity
Series A Preferred Units	332,988	—	—	(332,988)	—	—
Series B Preferred Units	149,566	—	—	(149,566)	—	—
KKR & Co. L.P. Capital - Common Unitholders	5,001,602	173,451	—	(17,446)	4,107,160	(147,727)	9,117,040	Book Value
Noncontrolling Interests	9,860,160	(5,358,024)	—	(373,750)	(4,107,160)	—	21,226	Noncontrolling Interests
		—	—	500,000	—	—	500,000	Preferred Units
Total Liabilities and Equity	$37,506,871	(23,086,165)	(1,107,578)	—	—	(289,957)	$13,023,171

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
DECEMBER 31, 2015
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$1,047,740	—	—	239,910	—	—	$1,287,650	Cash and Short-term Investments
Investments	65,305,931	(53,733,364)	(1,199,000)	(1,415,478)	—	—	8,958,089	Investments
		—	—	1,415,478	—		1,415,478	Unrealized Carry
Other Assets	4,688,668	(2,406,048)	—	(394,852)	—	(274,629)	1,613,139	Other Assets
			—	154,942	—	—	154,942	Corporate Real Estate
Total Assets	$71,042,339	(56,139,412)	(1,199,000)	—	—	(274,629)	$13,429,298

Liabilities and Equity
Debt Obligations	18,714,597	(16,057,287)	—	(657,310)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	657,310	—	—	657,310	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	2,860,157	(1,228,091)	(1,199,000)	—	—	(141,529)	291,537	Other Liabilities
Total Liabilities	21,574,754	(17,285,378)	(1,199,000)	373,750	—	(141,529)	3,322,597

Redeemable Noncontrolling Interests	188,629	(188,629)	—	—	—	—

Equity
Series A Preferred Units	—	—	—	—	—	—
Series B Preferred Units	—	—	—	—	—	—		Preferred Units
KKR & Co. L.P. Capital - Common Unitholders	5,547,182	133,208	—	—	4,431,939	(133,100)	9,979,229	Book Value
Noncontrolling Interests	43,731,774	(38,798,613)	—	(373,750)	(4,431,939)		127,472	Noncontrolling Interests
Total Liabilities and Equity	$71,042,339	(56,139,412)	(1,199,000)	—	—	(274,629)	$13,429,298

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT D

RECONCILIATION OF WEIGHTED AVERAGE GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's Weighted Average GAAP Common Units Outstanding to Weighted Average Adjusted Units:

	Quarter Ended
	June 30, 2016		March 31, 2016		June 30, 2015
Weighted Average GAAP Common Units Outstanding - Basic	448,221,538		450,262,143		446,794,950
Adjustments:
Weighted Average Unvested Common Units and Other Securities (a)	33,588,074		—	(c)	35,856,541
Weighted Average GAAP Common Units Outstanding - Diluted	481,809,612		450,262,143		482,651,491
Adjustments:
Weighted Average KKR Holdings Units (b)	358,728,334		360,317,628		369,477,271
Weighted Average Unvested Common Units and Other Securities (a)	—		37,392,241	(c)	—
Weighted Average Adjusted Units	840,537,946		847,972,012		852,128,762

	Six Months Ended
	June 30, 2016		June 30, 2015
Weighted Average GAAP Common Units Outstanding - Basic	449,241,840		440,867,813
Adjustments:
Weighted Average Unvested Common Units and Other Securities (a)	—	(c)	36,599,407
Weighted Average GAAP Common Units Outstanding - Diluted	449,241,840		477,467,220
Adjustments:
Weighted Average KKR Holdings Units (b)	359,522,981		372,639,228
Weighted Average Unvested Common Units and Other Securities (a)	35,490,159	(c)	—
Weighted Average Adjusted Units	844,254,980		850,106,448

RECONCILIATION OF GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's GAAP Common Units Outstanding to Adjusted Units, Adjusted Units Eligible for Distribution and Outstanding Adjusted Units:

	As of		As of
	June 30, 2016		December 31, 2015
GAAP Common Units Outstanding - Basic	446,203,551		457,834,875
Unvested Common Units and Other Securities (a)	33,470,695		27,901,910
GAAP Common Units Outstanding - Diluted	479,674,246		485,736,785
Adjustments:
KKR Holdings Units (b)	358,673,603		361,346,588
Adjusted Units	838,347,849		847,083,373
Adjustments:
Unvested Common Units and Unvested Other Securities (a)	(29,630,861)		(24,060,289)
Adjusted Units Eligible for Distribution	808,716,988		823,023,084
Adjustments:
Vested Other Securities	(3,839,834)		(3,841,621)
Outstanding Adjusted Units	804,877,154		819,181,463

____________________________________________________________________________________________________________________________________________________________________________________

(a)
Represents equity awards granted under the Equity Incentive Plan and other securities that are exchangeable into KKR & Co. L.P common units. The issuance of common units of KKR & Co. L.P. pursuant to such equity awards or other securities dilutes KKR common unitholders and KKR Holdings pro rata in accordance with their respective percentage interests in the KKR business.

(b)	Common units that may be issued by KKR & Co. L.P. upon exchange of units in KKR Holdings L.P. for KKR common units.

(c)
Unvested common units and other securities are excluded from the calculation of diluted earnings per common unit on a GAAP basis because inclusion of such unvested common units and other securities would be anti-dilutive having the effect of decreasing the loss per common unit.